                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1999 and any and all amendments thereto.


                                /s/  EDWARD O. GAYLORD
                                -----------------------------
                                     Edward O. Gaylord

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1999 and any and all amendments thereto.


                                /s/  JOHN H. DUNCAN
                                --------------------------
                                     John H. Duncan

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1999 and any and all amendments thereto.


                                /s/  KENNETH L. LAY
                                --------------------------
                                     Kenneth L. Lay

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1999 and any and all amendments thereto.


                                /s/  DEE S. OSBORNE
                                --------------------------
                                     Dee S. Osborne

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1999 and any and all amendments thereto.


                                /s/  STANLEY C. HORTON
                                -----------------------------
                                     Stanley C. Horton

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1999 and any and all amendments thereto.


                                /s/  DANIEL P. WHITTY
                                ----------------------------
                                     Daniel P. Whitty